Subsequent Events	12 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 13 — Subsequent events

Management evaluated subsequent events through December 12, 2025, the date the consolidated financial statements were issued, and concluded that no subsequent events occurred that require adjustment to the consolidated financial statements or additional disclosures in the accompanying notes, other than the following:

On October 15, 2025, the Company completed its initial public offering of 1,250,000 ordinary shares at a public offering price of $4.00 per share, for aggregate gross proceeds of approximately $5 million, prior to deducting underwriting discounts and other offering expenses. The shares began trading on the Nasdaq Capital Market on October 14, 2025, under the symbol “RPGL.”